Exhibit 99.1

September 10, 2007 Fiscal 2008 Second Quarter Earnings

Cautionary Note Regarding Forward-Looking Statements This presentation contains certain "forward-looking statements" within the meaning of Section 21E of the Securities Exchange Act of 1934 and the U.S. Private Securities Litigation Reform Act of 1995, including statements relating to, among other things, (i) acquisition-related cost savings, (ii) future business plans, strategies and financial results, and (iii) growth opportunities. These forward-looking statements reflect Source Interlink's current views about future events and are subject to risks, uncertainties, assumptions and changes in circumstances that may cause future events, achievements or results to differ materially from those expressed by the forward-looking statements. Factors that could cause actual results to differ include: (i) adverse trends in advertising spending; (ii) interest rate volatility and the consequences of significantly increased debt obligations (iii) price volatility in fuel, paper and other raw materials used in our businesses; (iv) market acceptance of and continuing retail demand for physical copies of magazines, books, DVDs, CDs and other home entertainment products; (v) our ability to realize additional operating efficiencies, cost savings and other benefits from recent acquisitions, (iii) an evolving market for entertainment media, (vi) the ability to obtain product in sufficient quantities; (vii) adverse changes in general economic or market conditions; (viii) the ability to attract and retain employees; (ix) intense competition in the marketplace and (x) other events and other important factors disclosed previously and from time to time in Source Interlink's filings with the Securities and Exchange Commission, including its Annual Report on Form 10-K filed with the Securities and Exchange Commission on April 25, 2007. We do not intend to, and disclaim any duty or obligation to, update or revise any forward-looking statements or industry information set forth in this presentation to reflect new information, future events or otherwise. USE OF NON-GAAP FINANCIAL MEASURES We use both generally accepted accounting principles (GAAP), and non-GAAP or adjusted financial measures to evaluate and report the results of our business. A reconciliation of the non-GAAP financial measures to the comparable GAAP financial measure is available on the home page of our website at www.sourceinterlink.com by selecting “Reconciliation of Non-GAAP Financial Measures.” Non-GAAP financial measures should be viewed as supplements to — not substitutes for —results of operations presented on the basis of accounting principles generally accepted in the United States.  We believe that non-GAAP financial measures are used by and is useful to investors and other users of our financial statements in evaluating our operating performance because it provides them with an additional tool to evaluate our performance without regard to items such as special items and amortization expense, which can vary substantially from company to company depending upon accounting methods and book value of assets, capital structure and the method by which assets were acquired.  Our management uses non-GAAP financial measures to assist in comparing operating performance from period to period on a consistent basis; for planning and forecasting overall expectations and for evaluating actual results against such expectations; and in communications with the board of directors, stockholders, analysts and investors concerning our financial performance.

Fiscal 2008 2Q Conference Call Agenda Mike Duckworth, Chairman Steve Parr, President, Enthusiast Media Marc Fierman, Chief Financial Officer Q&A Mike Duckworth Marc Fierman Jim Gillis Steve Parr Alan Tuchman

Financial Highlights from Continuing Operations Performance on plan with previously issued guidance for Source (standalone) Adjusted Income from Continuing Operations : Adjusted EPS: Adjusted EBITDA: Total Revenue: Adjusted EPS: Adjusted Income from Continuing Operations: Adjusted EBITDA: Total Revenue: $434.1 million $13.8 million $4.7 million $0.09 per share Three Months Ended 7/31/07 Six Months Ended 7/31/07 $909.6 million $29.9 million $0.19 per share $9.9 million

Segment Review: Magazine Fulfillment Single copy sales flat excluding revenue increases related to full period results of acquired operations Magazine industry reports both units and revenue generally flat for first six months 2007 Signed agreement with major retailer Billing agent for check-out placement Management of magazines on a store-by-store basis Positive indications for the second half Stronger selling season for single copy sales Exclusive magazine distribution to Borders stores September 1st Lower price publishers increasing cover prices Improving sales trend at Costco Getting results on synergies

Segment Review: DVD/CD Fulfillment Alliance DVD/CD sales continue recent trends DVD sales increased approximately 16% - continue to outperform the industry CD declined approximately 12% - reflect soft market and seasonality but better than industry Second half sales historically better Studios concentrate highest potential new products toward the holiday selling season Source/Alliance continues to expand customer base The Alliance Advantage - VMI - Deepest in-stock catalog - Lower costs; efficiency Flexibility and scalability E-commerce

Enthusiast Media – A Transformative Transaction Leverages Source’s platform as nation’s largest wholesaler of magazines Diversifies and opens new revenue and earnings sources Adds attractive profit margins and cash flow, creating platform for profitable growth

EM – Unprecedented Reach 75+ Publications With 10+ Million Avg. Monthly Circulation and 21+ Million Customer List Magazines 90 Web Sites With 13 Million Monthly Unique Visitors 400+ Branded Products 65+ Events With 1+ Million Attendees 2 TV Programs and 1 Radio Program Online Branded Events TV / Radio Content grouped by three primary areas: Automotive – consumer, performance, international Recreation – action sports, equine, marine Lifestyles – soaps, home technology, SLAM magazine

EM: Print Initiatives Before Redesign After Redesign New Title Launches Truckin’ Diesel Power 8 Lug Increasingly targeted Product Redesigns Strategic initiatives showing success Product redesigns: represent 25% (revenue) of titles relaunched in 2006, 19% more in 2007 New title launches: leveraging editorial capabilities to address emerging enthusiast trends in key categories Improved circulation economics

EM – Online Initiatives Online represents largest growth potential Interactive online media growing in appeal and utilization Relationship with “enthusiast” audience translates to growing unique visitors Increasing allocation of ad dollars to online editorial environments Positioned to build within verticals Leverage brands to grow licensing revenue

EM: Second Half Outlook EM Business is seasonal Q4 traditionally slowest period Print advertising subject to market conditions Continued investment in online platform Business Outlook is Strong Market position is secure Further strengthening print offerings through redesigns and strategic new launches Online business is growing and profitable Strategic initiatives important

Fiscal 2008 Full Year Guidance (Includes EM for 2nd half of FY08) Revenue: $2.15 billion to $2.20 billion Adjusted EBITDA*: $128 million to $135 million $80 million to $85 million from Source standalone $43 to $45 million from Enthusiast Media Synergies on plan for both entities * From continuing operations

The New Source Vertically integrated publisher and distributor $2.5 billion revenue “run-rate” $200+ million annualized adjusted EBITDA* Diversified revenue and earnings stream Strong free cash flow generation capability Longstanding retailer relationships and point-of-sale expertise Highly desirable content that targets attractive niche audiences Significant cost savings opportunities Established platform for growth * From continuing operations

Financial Presentation First half FY08 results do not include Enthusiast Media Results adjusted to reflect sale of wood manufacturing business Results from continuing operations presented on both GAAP and adjusted basis Refer to “Reconciliation of Non-GAAP Financial Measures” at www.sourceinterlink.com

Income from Continuing Operations (GAAP) Numbers in millions, except EPS 7/31/07 7/31/06 Income from Continuing Operations $2.4 $3.2 EPS (diluted) $0.04 $0.06 7/31/07 7/31/06 Income from Continuing Operations $5.7 $6.1 EPS (diluted) $0.11 $0.12 Three Months Ended Six Months Ended

Adjusted Consolidated Results From Continuing Operations Numbers in millions, except EPS 7/31/2007 7/31/2006 7/31/2007 7/31/2006 Net Revenue: $434.1 $433.3 $909.6 $881.2 Gross Profit: $93.5 $94.1 $193.0 $183.1 Gross Profit Margin: 21.5% 21.7% 21.2% 20.8% Operating Income: $10.4 $11.8 $22.5 $22.2 Operating Margin: 2.4% 2.7% 2.5% 2.5% Income from Continuing Operations: $4.7 $5.4 $9.9 $10.3 EPS: $0.09 $0.10 $0.19 $0.19 EBITDA: $13.8 $15.1 $29.9 $28.7 Three Months Ended Six Months Ended

Segment Review -- Revenue Numbers in millions 7/31/07 7/31/06 7/31/07 7/31/06 Magazines $228.5 $223.2 $462.4 $418.2 DVD/CD 195.2 198.2 426.0 438.9 In-Store Services 10.5 11.9 21.1 24.1 Total $434.1 $433.3 $909.6 $881.2 Three Months Ended Six Months Ended

Segment Review -- EBITDA Numbers in millions 7/31/07 7/31/06 7/31/07 7/31/06 Magazines $6.9 $5.8 $14.0 $9.6 DVD/CD 8.0 10.6 18.7 21.4 In-Store Services 2.4 3.3 4.8 6.4 Shared Services (3.6) (4.5) (7.6) (8.7) Total $13.8 $15.1 $29.9 $28.7 Free Cash Flow $4.8 $10.0 $12.0 ($49.2) Net Interest Expense $2.7 $2.8 $6.2 $5.0 Three Months Ended Six Months Ended

Balance Sheet Highlights Total Assets: $960.1 Cash on Hand: $10.5 Working Capital: $27.0 Revolving Bank Debt $107.4 Average Revolver Balance During Quarter: $81.4 Stockholders Equity: $445.8 Balance Sheet as of 7/31/07 (in millions)

Enthusiast Media Performance Discussion First half EM results (6 months ended 7/31/07): Revenue up 4.5% to $266.2 million EBITDA up 22.8% to $65.7 million Expect $43 million to $45 million of adjusted EBITDA on revenue of $255 million to $265 million in 2H08, before synergies Moving quickly to implement synergies $5 million achievable on absolute basis in 2H08, $11 million annualized $22 million annualized within three years Including synergies, FY08 EBITDA should range between $48 million to $50 million 338(h)10 tax election provides further earnings benefit from EM transaction Annual cash tax savings projected at $28 million to $30 million, for an estimated cash tax rate of between 3-5% per year

Fiscal 2008 Guidance Revenue: Full year: $2.1 billion to $2.2 billion Fiscal second half: $1.1 billion to $1.2 billion Adjusted EBITDA*: Full year: $128 million to $135 million Fiscal second half: $98 million to $105 million Guidance considerations: EM results included as of 8/1/07 Excludes $9.3 million bridge loan fee, which is amortized under GAAP Excludes non-capitalized M&A expenses and integration costs $30 million to $35 million inter-company sales and related costs will be eliminated between EM and magazine distribution segments Purchase accounting treatment for EM expected to be substantially completed in Q3 Free cash flow of $25-30 million Adjusted (cash) tax rate of approximately 3% 53 million shares outstanding * From continuing operations.